Exhibit 99.7

SHARE EXCHANGE AGREEMENT

This Agreement dated as of the 12th day of September 2007, by and among Lincoln International Corporation, a Delaware corporation having its offices at 641 Lexington Avenue, 25th Floor, New York, New York 10022 (the “Issuer”), and Lawrence Kwok-Yan Chan (the “Shareholder”).

WITNESSETH:

WHEREAS, the Shareholder is the holder of all of the issued and outstanding capital stock (the “Acquisition Shares”) of Keep On Holding Limited, a British Virgin Island corporation (“Keep On”), which is the sole stockholder of Suny Electronics (Shenzhen) Company Limited, a corporation organized under the laws of the Peoples’ Republic of China (“Suny”);

WHEREAS, the Shareholder is acquiring a controlling interest in the Issuer;

WHEREAS, the Issuer is willing to issue shares of its common stock, par value $0.0001 per share (“Common Stock”), to the Shareholder and his designees listed on Schedule I hereto (the “Designees”) in consideration for the Acquisition Shares.

NOW, THEREFORE, for the mutual consideration set out herein, the parties agree as follows:

1. Exchange of Shares.

(a) Issuance of Shares by Issuer. On and subject to the conditions set forth in this Agreement, the Issuer will issue to the Shareholder and the Designees, in exchange for all of the Acquisition Shares, which represents all of the issued and outstanding capital stock of Keep On, which is the sole stockholder of Suny, an aggregate of 85,320,000 shares of Common Stock (the “Shares”). The Shares will be issued to the Shareholder and the Designees in the amounts set forth after their respective names in Schedule I to this Agreement.

(b) Transfer of Acquisition Shares by the Shareholder. On and subject to the conditions set forth in this Agreement, the Shareholder will transfer to the Issuer all of the Acquisition Shares, free and clear of any and all liens, claims, encumbrances, preemptive rights, right of first refusal and adverse interests of any kind, in exchange for the Shares to be issued to the Shareholder and the Designees. The Shareholder holds the number of Acquisition Shares set forth after his name in Schedule I to this Agreement.

(c) Closing. The issuance of the Shares to the Shareholder and the Designees and the transfer of the Acquisition Shares to the Issuer will take place at a closing (the “Closing”) to be held at the office of Sichenzia Ross Friedman Ference, LLP, 61 Broadway, 32nd Floor, New York, New York 10006 as soon as possible after or contemporaneously with the satisfaction or waiver of all of the conditions to closing set forth in Section 4 of this Agreement.

2. Representations and Warranties of the Issuer. The Issuer hereby represents, warrants, covenants and agrees as follows:

(a) General.

(i) The Issuer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Issuer has the corporate power to own its properties and to carry on its business as now being conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified and in good standing would have a material adverse effect on the Issuer. The Issuer is not in violation of any provisions of its certificate of incorporation or its bylaws. No consent, approval or agreement of any individual or entity is required to be obtained by the Issuer in connection with the execution and performance by the Issuer of this Agreement or the execution and performance by the Issuer of any agreements, instruments or other obligations entered into in connection with this Agreement. The Issuer does not have any equity investment or other interest, direct or indirect, in, or any outstanding loans, advances or guarantees to or on behalf of, any domestic or foreign corporation, limited liability company, association, partnership, joint venture or other entity.

(ii) The Issuer provided to the Shareholder true, correct and complete copies of the Issuer’s articles of incorporation, including all amendments thereto, and the Issuer’s bylaws, including all amendments thereto, as such articles of incorporation and bylaws are in effect on the date hereof.

(iii) The Issuer has full power and authority to carry out the transactions provided for in this Agreement, and this Agreement constitutes the legal, valid and binding obligations of the Issuer, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency and other laws of general application affecting the enforcement of creditor’s rights and except that any remedies in the nature of equitable relief are in the discretion of the court. All necessary action required to be taken by the Issuer for the consummation of the transactions contemplated by this Agreement has been taken.

(iv) The Shares, when issued pursuant to this Agreement, will be duly and validly authorized and issued, fully paid and non-assessable. The issuance of the Shares to Shareholder and Designees is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to an exemption provided by Regulation S promulgated by the Securities and Exchange Commission (“SEC”) thereunder (“Regulation S”).

(v) The Issuer has authorized capital stock consisting of 500,000,000 shares of Issuer Common Stock, and 50,000,000 shares of preferred stock, no par value (the “Preferred Stock”), of which 2,610,000 shares of Common Stock (subject to adjustment in the event of a reverse split of the Common Stock), and no shares of Preferred Stock are presently issued and outstanding. The Issuer has not created or authorized any other series of Preferred Stock and has no obligation or understanding to do so, except as contemplated in that certain securities purchase agreement to be executed in connection with a proposed reverse acquisition transaction between the Issuer and the Investors named therein (the “Purchase Agreement”).

(vi) The Issuer is not party to any agreement or understanding pursuant to which any securities of any class of capital stock are to be issued or created or transferred. Except as contemplated in the Purchase Agreement, neither the Issuer nor any officer, director or 5% stockholder of the Issuer has any agreements, plans, understandings or proposals, whether formal or informal or whether oral or in writing, pursuant to which it or he granted or may have issued or granted any individual or entity any Convertible Security or any interest in the Issuer or the Issuer’s earnings or profits, however defined. As used in this Agreement, the term “Convertible Securities” shall mean any options, rights, warrants, convertible debt, equity securities or other instrument or agreement upon the exercise or conversion of which or upon the exchange of which or pursuant to the terms of which additional shares of any class of capital stock of the Issuer may be issued.

(vii) There is no private or governmental action, suit, proceeding, claim, arbitration or investigation pending before any agency, court or tribunal, foreign or domestic, or, to the Issuer’s Best Knowledge, threatened against the Issuer or any of its properties or any of its officers or directors (in their capacities as such). There is no judgment, decree or order against the Issuer that could prevent, enjoin, alter or delay any of the transactions contemplated by this Agreement. The term “Best Knowledge” of the Issuer shall mean and include (i) actual knowledge and (ii) that knowledge which a prudent businessperson would reasonably have obtained in the management of such Person’s business affairs after making due inquiry and exercising the due diligence which a prudent businessperson should have made or exercised, as applicable, with respect thereto.

(viii) There are no material claims, actions, suits, proceedings, inquiries, labor disputes or investigations (whether or not purportedly on behalf of the Issuer) pending or, to the Issuer’s Best Knowledge, threatened against the Issuer or any of its assets, at law or in equity or by or before any governmental entity or in arbitration or mediation. No bankruptcy, receivership or debtor relief proceedings are pending or, to the best of the Issuer’s knowledge, threatened against the Issuer.

(ix) The Issuer has complied with, is not in violation of, and has not received any notices of violation with respect to, any federal, state, local or foreign Law, judgment, decree, injunction or order, applicable to it, the conduct of its business, or the ownership or operation of its business. References in this Agreement to “Laws” shall refer to any laws, rules or regulations of any federal, state or local government or any governmental or quasi-governmental agency, bureau, commission, instrumentality or judicial body (including, without limitation, any federal or state securities law, regulation, rule or administrative order).

(x) The Issuer has properly filed all tax returns required to be filed and has paid all taxes shown thereon to be due. To the Best Knowledge of the Issuer, all tax returns previously filed are true and correct in all material respects.

(xi) The Issuer has no outstanding liabilities or obligations to any party except as reflected on the Issuer’s Form 10-QSB for the quarter ended April 30, 2007, other than charges since such date similar to those incurred in past periods and consistent with past practice.

(xii) The Issuer’s Form 10-KSB for the year ended July 31, 2006, contains the audited financial statements of the Issuer, certified by Sherb & Co., LLP, (“Sherb”), the Issuer’s independent registered accounting firm, and the Issuer’s Form 10-QSB for the quarter ended April 30, 2007 contains the unaudited financial statements of the Issuer which have been reviewed by Sherb. The balance sheets fairly present the financial position of the Issuer, as of their respective dates, and each of the consolidated statements of income, stockholders’ equity and cash flows (including any related notes and schedules thereto) fairly presents the results of operations, cash flows and changes in stockholders’ equity, as the case may be, of the Issuer for the periods to which they relate, in each case in accordance with generally accepted accounting principles (“GAAP”) consistently applied during the periods involved. Sherb is independent as to the Issuer in accordance with the rules and regulations of the SEC. The books and records of the Issuer have been, and are being, maintained in all material respects in accordance with GAAP and any other applicable legal and accounting requirements and reflect only actual transaction. The Issuer has not received any letters of comments from the SEC relating to any filing made by the Issuer with the SEC which has not been addressed by an amended filing, and each amended filing fully responds to the questions raised by the staff of the SEC. The Issuer maintains disclosure controls and procedures that are effective to ensure that information required to be disclosed by the Issuer in its annual and quarterly reports filed with the SEC is accumulated and communicated to the Issuer’s management, including its principal executive and financial officers as appropriate, to allow timely decisions regarding required disclosure. There were no significant changes in the Issuer’s internal controls or other factors that could significantly affect such controls subsequent to December 31, 2006. The Issuer has not received any advice from Sherb to the effect that there is any significant deficiency or material weakness in the Issuer’s controls or recommending any corrective action on the part of the Issuer or any subsidiary of the Issuer. The Issuer does not have any contingent liabilities.

(xiii) The execution and delivery of this Agreement by the Issuer and the consummation of the transactions contemplated by this Agreement will not result in any material violation of the Issuer’s certificate of incorporation or by-laws, or any applicable Law.

(b) SEC Documents. The Issuer’s Common Stock is registered pursuant to Section 12(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Issuer is current with its reporting obligations under the Exchange Act. The Common Stock is listed on the OTC Bulletin Board of the National Association of Securities Dealers, Inc. The Issuer has received no notice, either oral or written, with respect to the continued listing of the Common Stock on the OTC Bulletin Board. The Issuer has not provided to any investor any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Issuer, but which has not been so disclosed. As of their respective dates, the Issuer’s filings made pursuant to the Exchange Act (the “Issuer SEC Documents”) complied in all material respects with the requirements of the Exchange Act, and rules and regulations of the SEC promulgated thereunder and the Issuer SEC Documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

3. Representations and Warranties of Shareholder. The Shareholder hereby represents, warrants, covenants and agrees as follows:

(a) The Shareholder understands that the offer and sale of the Shares is being made only by means of this Agreement and understands that the Issuer has not authorized the use of, and the Shareholder confirms that he or she is not relying upon, any other information, written or oral, other than material contained in this Agreement. The Shareholder is aware that the purchase of the Shares involves a high degree of risk and that the Shareholder may sustain, and has the financial ability to sustain, the loss of his entire investment, understands that no assurance can be given that the Issuer will be profitable in the future, that there is no public market for the Common Stock, and the Issuer can give no assurance that there will ever be a public market for the Common Stock. Furthermore, in subscribing for the Shares, the Shareholder acknowledges it is not relying upon any projections or any statements of any kind relating to future revenue, earnings, operations or cash flow in making an investment in the Shares.

(b) The Shareholder is not acquiring the Shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S) in the United States in respect of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Shares; provided, however, that the Shareholder may sell or otherwise dispose of the Shares pursuant to registration thereof under the Securities Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

(c) The Shareholder acknowledges and agrees that none of the Shares have been registered under the Securities Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in each case in accordance with applicable state and provincial securities laws;

(d) The Shareholder acknowledges and agrees that the Issuer will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act and in accordance with applicable state and provincial securities laws;

(e) The Shareholder represents and warrants that no broker or finder was involved directly or indirectly in connection with his or her purchase of the Shares pursuant to this Agreement. The Shareholder shall indemnify the Issuer and hold it harmless from and against any manner of loss, liability, damage or expense, including fees and expenses of counsel, resulting from a breach of the Shareholder’s warranty contained in this Paragraph 3(e).

(f) The Shareholder understands that he or she has no registration rights with respect to the Shares.

(g) The Shareholder is resident in the Peoples’ Republic of China;

(h) The Shareholder is acquiring the Shares for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Shares in the United States or to U.S. Persons;

(i) The Shareholder is acquiring the Shares as principal for the Shareholder’s own account (except for the circumstances outlined in paragraph 3(k)), for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Shares;

(j) The Shareholder is not an underwriter of, or dealer in, the common shares of the Issuer, nor is the Shareholder participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;

(k) If the Shareholder is acquiring the Shares as a fiduciary or agent for one or more investor accounts:
(i) the Shareholder has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account, and
(ii) the investor accounts for which the Shareholder acts as a fiduciary or agent satisfy the definition of an “Accredited Investor”, as the term is defined in Regulation D promulgated by the SEC under the Securities Act;

(l) The Shareholder is not aware of any advertisement of any of the Shares; and

(m) No person has made to the Shareholder any written or oral representations:
(i) that any person will resell or repurchase any of the Shares;
(ii) that any person will refund the purchase price of any of the Shares;

(iii) as to the future price or value of any of the Shares; or
(iv) that any of the Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Shares of the Issuer on any stock exchange or automated dealer quotation system.

(n) The Shareholder represents to the Issuer that he is an accredited investor within the meaning of Rule 501 under the Securities Act of 1933 and he understands the meaning of the term “accredited investor.” The requirements for an accredited investor are as set forth in Exhibit B. The Shareholder further represents that he has such knowledge and experience in financial and business matters as to enable the Shareholder to understand the nature and extent of the risks involved in purchasing the Shares. The Shareholder is fully aware that such investments can and sometimes do result in the loss of the entire investment. The Shareholder has engaged his or her own counsel and accountants to the extent that the Shareholder deems it necessary.

4. Conditions to the Obligation of Shareholder and the Issuer. The obligations of Shareholder and the Issuer under this Agreement are subject to:

(a) the completion of the sale of preferred stock and warrants to an investor pursuant to an agreement between the Issuer and the investor contemporaneously with the exchange contemplated by this Agreement;

(b) the delivery by the Issuer of a legal opinion in a form reasonably satisfactory to the Shareholder that:  (i) the Shares, when issued pursuant to this Agreement, will be duly and validly authorized and issued, fully paid and non-assessable and (ii) the issuance of the Shares to the Shareholder and the Designees is exempt from the registration requirements of the Securities Act, pursuant to an exemption provided by Regulation S; and

(c) the delivery by each Designee of a Regulation S letter in the form of Exhibit A hereto.

5. Miscellaneous.

(a) This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof, superseding any and all prior or contemporaneous oral and prior written agreements, understandings and letters of intent. This Agreement may not be modified or amended nor may any right be waived except by a writing which expressly refers to this Agreement, states that it is a modification, amendment or waiver and is signed by all parties with respect to a modification or amendment or the party granting the waiver with respect to a waiver. No course of conduct or dealing and no trade custom or usage shall modify any provisions of this Agreement.

(b) This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

(c) This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

(d) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document.

(e) The various representations, warranties, and covenants set forth in this Agreement or in any other writing delivered in connection therewith shall survive the issuance of the Shares.

[Remainder of this page intentionally left blank.]

Please confirm your agreement with the foregoing by signing this Agreement where indicated.

Very truly yours,

/s/ Lawrence Kwok-Yan Chan

Lawrence Kwok-Yan Chan

Accepted this 12th day of September 2007

Lincoln International Corporation

/s/ Samire Masri
CEO

Schedule I

	Holder Name	Shares to be issued	Acquisition shares
1	CHAN Kwok-yan, Lawrence	36,246,180	10,925,000
2	TING Yuen-Chung	7,500,000
3	CHAN CHAN Lung-Ming	3,750,000
4	CHAN King-Po	3,750,000
5	HUANG Yun-Kao	4,185,000
6	Keen Dragon Group Limited	4,125,000
7	Goldwide Hotdings Limited	4,125,000
8	Joyrise Holdings Limited	4,125,000
9	LIANG Hong	3,225,000
10	JI Lei	3,000,000
11	CHEN Zhuo	2,437,500
12	LIANG Jie	3,750,000
13	ZHANG Hai Lan	2,153,820
14	MA Xian Min	1,087,500
15	LV Rui	750,000
16	WANG Xian Hua	750,000
		85,320,000

Exhibit A

In connection with the issuance to the undersigned of shares of common stock of Lincoln International Corporation (the “Issuer”) pursuant to the Share Exchange Agreement (the “Agreement”), dated as of September 13, 2007, between Lincoln International Corporation (the “Issuer”) and Lawrence Kwok-Yan Chan, the undersigned hereby represents and warrants:

 (a) I am not acquiring the shares of common stock of the Issuer (the “Shares”) as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S (“Regulations S”) promulgated by the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended (the “Securities Act”)) in the United States in respect of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Shares; provided, however, that I may sell or otherwise dispose of the Shares pursuant to registration thereof under the Securities Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

(b) I acknowledge and agree that none of the Shares have been registered under the Securities Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in each case in accordance with applicable state and provincial securities laws;

(c) I acknowledge and agree that the Issuer will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act and in accordance with applicable state and provincial securities laws;

(d) No broker or finder was involved directly or indirectly in connection with my acquisition of the Shares pursuant to the Agreement. I shall indemnify the Issuer and hold it harmless from and against any manner of loss, liability, damage or expense, including fees and expenses of counsel, resulting from a breach of the my warranty contained in this Paragraph (d).

(e) I understand that I have no registration rights with respect to the Shares.

(f) I am resident of the country set forth below;

(g) I am acquiring the Shares for investment only and not with a view to resale or distribution and, in particular, I have no intention to distribute either directly or indirectly any of the Shares in the United States or to U.S. Persons;

(h) I am acquiring the Shares as principal for my own account (except for the circumstances outlined in paragraph (j)), for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Shares;

(i) I am not an underwriter of, or dealer in, the common shares of the Issuer, nor am I participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;

(j) If I am acquiring the Shares as a fiduciary or agent for one or more investor accounts:
(i) I have sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account, and
(ii) the investor accounts for which I act as a fiduciary or agent satisfy the definition of an “Accredited Investor”, as the term is defined in Regulation D promulgated the SEC under the Securities Act;

(m) I am not aware of any advertisement of any of the Shares; and

(n) No person has made to me any written or oral representations:
(i)	that any person will resell or repurchase any of the Shares;
(ii)	that any person will refund the purchase price of any of the Shares;
(iii)	as to the future price or value of any of the Shares; or
(iv)
that any of the Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Shares of the Issuer on any stock exchange or automated dealer quotation system.

(o) I am an accredited investor within the meaning of Rule 501 under the Securities Act and I understand the meaning of the term “accredited investor.” I further represent that I have such knowledge and experience in financial and business matters as to enable me to understand the nature and extent of the risks involved in acquiring the Shares. I am fully aware that such investments can and sometimes do result in the loss of the entire investment. I have engaged my own counsel and accountants to the extent that I deem it necessary.

[Name of stockholder]

[Address]

[Signature]

[Country of Residence]
[Title, if applicable]

Exhibit B

Accredited investors

A Shareholder who meets any one of the following tests is an accredited investor:

(a) The Shareholder is an individual who has a net worth, or joint net worth with the Shareholder’s spouse, of at least $1,000,000.

(b) The Shareholder is an individual who had individual income of more than $200,000 (or $300,000 jointly with the Shareholder’s spouse) for the past two years, and the Shareholder has a reasonable expectation of having income of at least $200,000 (or $300,000 jointly with the Shareholder’s spouse) for the current year.

(c) The Shareholder is an officer or director of the Issuer.

(d) The Shareholder is a bank as defined in section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity.

(e) The Shareholder is a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934.

(f) The Shareholder is an insurance company as defined in section 2(13) of the Securities Act.

(g) The Shareholder is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act.

(h) The Shareholder is a small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958.

(i) The Shareholder is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

(j) The Shareholder is a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

(k) The Shareholder is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

(l) The Shareholder is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Commission under the Securities Act.

(m) The Shareholder is an entity in which all of the equity owners are accredited investors (i.e., all of the equity owners meet one of the tests for an accredited investor).

If an individual Shareholder qualifies as an accredited investor, such individual may purchase the Shares in the name of his or her individual retirement account (“IRA”).